AMENDMENT OF PROMISSORY NOTE

                                DECEMBER 17, 2001


The promissory note dated September 15, 2000 and amended March 21, 2001, May 8, 2001, and September 30, 2001, whereby Hayseed Stephens Oil Inc., agreed to loan Ness Energy International, Inc., up to $600,000.00 and amended to $2,000,000.00, at an interest rate of prime plus 2% to be repaid, including interest, in one payment by September 15, 2002. The interest payment was amended to be paid on a current basis as requested. This amendment is as follows:

The repayment date is extended to January 1, 2003.

All other conditions remain unchanged.


1)  s/s Deborah Tillery                        s/s Hayseed Stephens
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    Witness                                    Hayseed Stephens

2)  s/s Kaye Oakes                             s/s Bob Lee
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    Witness                                    Ness Energy International, Inc.